UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 30, 2021

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Kingsley Park Drive Fort Mill, South Carolina 29715
(Address and zip code of principal executive offices)

(803) 802-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock, Par Value $0.01 Per Share; Common stock traded on the New York Stock Exchange; trading symbol UFS.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On November 30, 2021, Domtar Corporation, a Delaware corporation (the “Company”), completed its previously announced merger with a subsidiary of Karta Halten B.V., a private limited company organized under the laws of the Netherlands (“Parent”). Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Parent, Pearl Merger Sub Inc., a Delaware corporation and a subsidiary of Parent (“Merger Sub”), Paper Excellence B.V., a private limited company organized under the laws of the Netherlands (“Pearl 1”), and Hervey Investments B.V., a private limited company organized under the laws of the Netherlands (“Pearl 2” and, together with Parent and Pearl 1, the “Parent Parties”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a subsidiary of Parent (the “Surviving Company”).

At the effective time of the Merger (the “Effective Time”), on the terms and subject to the conditions set forth in the Merger Agreement, each share of common stock of the Company (the “Common Stock”) outstanding immediately prior to the Effective Time was converted automatically into the right to receive $55.50 in cash, without interest (the “Merger Consideration”).

At the Effective Time, each option to purchase Common Stock that was outstanding immediately before the Effective Time (a “Domtar Stock Option”), whether vested or unvested, was canceled and converted into the right to receive a cash payment equal to the product of (i) the total number of shares of Common Stock underlying such Domtar Stock Option multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such Domtar Stock Option, without any interest and subject to all applicable withholding. Any Domtar Stock Option that had an exercise price per share that was greater than or equal to the Merger Consideration was cancelled for no consideration or payment.

Each award of Company restricted stock units that was outstanding immediately prior to the Effective Time (a “Domtar RSU”), whether vested or unvested, other than a Domtar RSU granted during the year of the closing of the Merger (a “CIC Year RSU”), was cancelled and converted into the right to receive a cash payment from the Surviving Company equal to the product of (i) the total number of shares of Common Stock underlying such Domtar RSU multiplied by (ii) the Merger Consideration, without any interest and subject to all applicable withholding.

Each award of Company performance stock units that was outstanding immediately prior to the Effective Time (a “Domtar PSU”), whether or not vested, other than a Domtar PSU granted during the year of the closing of the Merger (a “CIC Year PSU”), immediately vested and was cancelled and converted into the right to receive a cash payment from the Surviving Company equal to the product of (i) the total number of shares of Common Stock underlying such Domtar PSU multiplied by (ii) the Merger Consideration, without any interest and subject to all applicable withholding. The number of shares of Common Stock underlying such Domtar PSU was determined (1) based on the actual level of performance achieved for the applicable performance period for the portion of such Domtar PSU with respect to which the performance period had been completed as of the closing of the Merger; (2) based on the actual level of performance achieved as of the closing of the Merger (taking into account the Merger Consideration) for the portion of such Domtar PSU with respect to which the performance period had commenced but was not completed as of the closing of the Merger; and (3) by assuming achievement of the target level of performance for the portion of such Domtar PSU with respect to which the performance period had not yet commenced as of the closing of the Merger.

Each CIC Year RSU and CIC Year PSU (collectively, the “CIC Year Awards”) was canceled and converted into the right to receive a cash payment from the Surviving Company equal to the product of (i) (x) the total number of shares of Common Stock underlying each such CIC Year Award multiplied by (y) the Merger Consideration, without any interest and subject to all applicable withholding, multiplied by (ii) a fraction, the numerator of which is the number of days elapsed from the first day of the calendar year in which the closing of the Merger occurred through the date of such closing, and the denominator of which is 365. The number of shares of Common Stock underlying a CIC Year PSU was determined in the same manner in which the number of shares of Common Stock underlying a Domtar PSU was determined.

Each outstanding award of Company deferred stock units that was outstanding as of immediately prior to the Effective Time (a “Domtar DSU”) was cancelled and converted into the right to receive a cash payment from the Surviving Company equal to the product of (i) the total number of shares of Common Stock underlying such Domtar DSU multiplied by (ii) the Merger Consideration, without any interest and subject to all applicable withholding.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and which is incorporated herein by reference.

Indenture Governing 6.750% Senior Secured Notes due 2028

On October 18, 2021 (the “Issue Date”), Merger Sub completed the sale of $775 million in aggregate principal amount of its 6.750% Senior Secured Notes due 2028 (the “Notes”) in a private placement to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States pursuant to Regulation S under the Securities Act. The Notes were issued pursuant to the Indenture, dated as of the Issue Date (the “Indenture”), by and among Merger Sub and The Bank of New York Mellon, as trustee and collateral agent. Upon the consummation of the Merger, the Company, Pearl Excellence Holdco L.P., a Delaware limited partnership (“Holdings”), and certain wholly-owned domestic subsidiaries of the Company (collectively, the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”) entered into the First Supplemental Indenture to the Indenture, whereby the Company will assume the obligations of Merger Sub as the issuer of the Notes and the Guarantors will provide an unconditional guarantee of the obligations of the Company under the Notes and the Indenture. The Notes will mature on October 1, 2028 and bear interest at a fixed rate per annum of 6.750%.

In certain circumstances described in the Indenture, Domtar will be required to redeem on the third business day following the expiration time of the change of control offers for Domtar’s existing senior notes, up to $250 million aggregate principal amount of the Notes at a redemption price equal to 100% of the initial issue price of the Notes, plus accrued and unpaid interest to, but not including, the date of such redemption. On or after October 1, 2024, Domtar may redeem some or all of the Notes at the redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Prior to October 1, 2024, Domtar may redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a ‘‘make-whole’’ premium. Prior to October 1, 2024, Domtar may also redeem during each calendar year commencing with 2021 up to 10% of the original aggregate principal amount of the Notes, at its option, from time to time at a redemption price equal to 103% of the aggregate principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Prior to October 1, 2024, Domtar may also redeem up to 40% of the original aggregate principal amount or then outstanding amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 106.750% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. If a change of control occurs, Domtar will be required to offer to repurchase the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. If Domtar sells certain assets, Domtar may be required to use the net proceeds of such asset sales to offer to repurchase the Notes at a purchase price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Indenture contains customary negative covenants, including, but not limited to, restrictions on the incurrence of additional indebtedness or the guarantee of indebtedness; the payment of dividends or making other distributions in respect of, or repurchase or redemption of, our capital stock; the prepayment, redemption or repurchase of certain indebtedness; the issuance of certain preferred stock or similar equity securities; the making of loans and investments; the sale or other disposal of assets; the incurrence of liens; entrance into transactions with affiliates; entrance into agreements restricting subsidiaries’ ability to pay dividends; and the consolidation, merger or sale of all or substantially all of the Company’s assets.

The Indenture provides that, upon the occurrence of certain events of default, our obligations thereunder may be accelerated. Such events of default will include payment defaults to the holders of the Notes, covenant defaults, cross-defaults to other material indebtedness, voluntary and involuntary bankruptcy, insolvency, corporate arrangement, winding-up, liquidation or similar proceedings, material money judgments and other customary events of default.

Term Loan Credit Agreement and ABL Revolving Credit Agreement

On November 30, 2021, Merger Sub, as initial borrower thereunder, entered into (i) a First Lien Credit Agreement (the “Term Loan Credit Agreement”) by and among Merger Sub as initial borrower thereunder, the Company as successor borrower thereunder, Holdings, the lenders party thereto (the “First Lien Lenders”), and Barclays Bank PLC as administrative agent and collateral agent pursuant to which the First Lien Lenders agreed to extend an initial term loan facility to the Borrower (as defined in the Term Loan Credit Agreement) in an aggregate principal amount of up to $525.0 million and a delayed draw term loan facility to the borrower in an aggregate principal amount of up to $250.0 million, and (ii) an ABL Revolving Credit Agreement, by and among Merger Sub as initial borrower thereunder, the Company as successor borrower thereunder, Domtar Inc. as a co-borrower, Holdings, the lenders and issuing banks party thereto (the “ABL Lenders”), and Barclays Bank PLC as administrative agent and collateral agent, pursuant to which the ABL Lenders agreed to extend revolving commitments to the Borrower (as defined in the Term Loan Credit Agreement) in an aggregate principal amount of up to $400.0 million. Upon the consummation of the Merger, the Company succeeded Merger Sub as Borrower under the Term Loan Credit Agreement and the Guarantors will provide an unconditional guarantee of the obligations of the Company under the Term Loan Credit Agreement. Upon the consummation of the Merger, the Company succeeded Merger Sub as Borrower under the ABL Credit Agreement, Domtar Inc. will assume obligations of a co-borrower under the ABL Credit Agreement, and the Guarantors and Domtar Inc. will provide an unconditional guarantee of the obligations of the Company under the ABL Credit Agreement.

The Term Loan Credit Agreement will mature on November 30, 2028. It will bear interest at a floating rate per annum of, at the Company’s option, LIBOR plus 5.50% or a base rate plus 4.50%. The LIBOR rate is subject to an interest rate floor of 0.75% and the base rate is subject to an interest rate floor of 1.75%. Borrowings under our Term Loan Credit Agreement will amortize in equal quarterly installments in an amount equal to 1.00% per annum of the principal amount.

The ABL Credit Agreement will mature on November 30, 2026. It will bear interest at a floating rate per annum of, at the Company’s option, LIBOR plus an applicable margin of 1.50% to 2.00% or a base rate plus 0.50% to 1.00%, in each case, depending on excess availability. The LIBOR rate is subject to an interest rate floor of 0.00% and the base rate is subject to an interest rate floor of 1.00%. Borrowings under our ABL Credit Agreement will be limited by borrowing base calculations based on the sum of specified percentages of eligible accounts receivable, plus specified percentages of eligible inventory, plus specified percentages of qualified cash, minus the amount of any applicable reserves. We may borrow only up to the level of our then-current borrowing base. The ABL Credit Agreement is subject to an unused line fee of 0.25% to 0.375%, depending on utilization.

We may voluntarily prepay loans or reduce commitments under our Term Loan Credit Agreement, in whole or in part, subject to minimum amounts, with prior notice but without premium or penalty (other than a 1.00% premium on any prepayment in connection with a repricing transaction prior to the date that is twelve months after the date we enter into the Term Loan Credit Agreement).

We will be required to prepay the loans under the Term Loan Credit Agreement with 100% of the net cash proceeds of certain asset sales (such percentage subject to reduction based on the achievement of specific first lien net leverage ratios) subject to certain reinvestment rights, 100% of the net cash proceeds of certain debt issuances and 50% of excess cash flow (such percentage subject to reduction based on the achievement of specific first lien net leverage ratios), in each case, subject to certain exceptions. We will be required to make prepayments under our ABL Credit Agreement at any time when, and to the extent that, the aggregate amount of the outstanding loans and letters of credit under our ABL Credit Facility exceeds the lesser of the aggregate amount of commitments in respect of our ABL Credit Agreement and the borrowing base.

Our Term Loan Credit Agreement and our ABL Credit Agreement contains customary negative covenants, including, but not limited to, restrictions on our ability and that of our restricted subsidiaries to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make investments, pay dividends or make other restricted payments, sell or otherwise transfer assets or enter into transactions with affiliates. Our ABL Credit Facility will require the maintenance of a fixed charge coverage ratio of 1.00 to 1.00 when specified excess availability is less than the greater of $35 million and 10% of the lesser of the borrowing base and maximum borrowing capacity.

Our Term Loan Credit Agreement and our ABL Credit Agreement provides that, upon the occurrence of certain events of default, our obligations thereunder may be accelerated. Such events of default will include payment defaults to the lenders thereunder, material inaccuracies of representations and warranties, covenant defaults, cross-defaults to other material indebtedness, voluntary and involuntary bankruptcy, insolvency, corporate arrangement, winding-up, liquidation or similar proceedings, material money judgments, change of control and other customary events of default.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, the Company repaid in full all outstanding amounts under its Third Amended and Restated Credit Agreement, dated as of August 22, 2018, by and among the Company, Domtar Inc., Domtar Pulp and Paper General Partnership, the additional borrowers parties thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents named therein (the “Existing Credit Agreement”), terminated the Existing Credit Agreement and all commitments by the lenders thereunder to extend further credit thereunder in accordance with its terms and any guarantees in connection therewith were terminated and released.

The Existing Credit Agreement is more fully described in the Company’s Current Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission on March 1, 2021, which description is incorporated herein by reference. The description of the Existing Credit Agreement incorporated by reference is not complete and is subject to and entirely qualified by reference to the full text of the Existing Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 30, 2021, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (“NYSE”) of the completion of the Merger and requested that trading in Common Stock be withdrawn from listing on the NYSE. The NYSE filed a notification of removal from listing on Form 25 with the Securities and Exchange Commission (“SEC”) with respect to Common Stock to report the delisting of Common Stock from the NYSE and suspend trading of Common Stock on the NYSE prior to the opening of trading on November 30, 2021. On July 15, 2021, the Toronto Stock Exchange (“TSX”) granted the Company conditional approval for the delisting of the Common Stock from the TSX following the consummation of the Merger. The Common Stock will be delisted from the TSX two or three trading days following the consummation of the Merger.

The Company intends to file with the SEC a certificate of notice of termination on Form 15 with respect to its Common Stock, requesting that the Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended. The Company will also apply to cease to be a reporting issuer in each of the provinces and territories of Canada.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors

In connection with the completion of the Merger, at the Effective Time, each of the Company’s directors immediately prior to the Effective Time (Robert E. Apple, Giannella Alvarez, David J. Illingworth, Brian M. Levitt, David G. Maffucci, Denis A. Turcotte, and John D. Williams) ceased to be directors of the Company. These departures were in connection with the Merger and not due to any disagreement with the Company on any matter. As of the Effective Time, Hardi Wardhana and Tom Shih became the directors of the Company.

Officers

In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the officers of the Company immediately prior to the Effective Time remained as officers of the Company, with the exception of Patrick Loulou who will no longer be an officer of the Company. This departure is in connection with the Merger and not due to any disagreement with the Company on any matter.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated, and such amended and restated certificate of incorporation and bylaws became the certificate of incorporation and bylaws, respectively, of the Surviving Company. Copies of the Amended and Restated Certificate of Incorporation of the Surviving Company and the Amended and Restated Bylaws of the Surviving Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of May 10, 2021, by and among Domtar Corporation, Karta Halten B.V., Pearl Merger Sub Inc., Paper Excellence B.V. and Hervey Investments B.V. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 12, 2021).*

3.1	Amended and Restated Certificate of Incorporation of the Surviving Company

3.2	Amended and Restated Bylaws of the Surviving Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Domtar will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION
(Registrant)

By:	/s/ Nancy Klembus
Name:	Nancy Klembus
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	November 30, 2021